© MediciNova, Inc. 2012 Accelerating the global development and commercialization of innovative pharmaceuticals Exhibit 99.1

© MediciNova, Inc. 2012
Forward-Looking Statements
Statements in this presentation that are not historical in nature constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding MediciNova’s clinical trials supporting the safety and efficacy of its product candidates and the potential novelty of such product candidates as treatments for disease, plans and objectives for clinical trials and product development, strategies, future performance, expectations, assumptions, financial condition, liquidity and capital resources. These forward-looking statements may be preceded by, followed by or otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," "projects," "can," "could," "may," “will,”
"would," or similar expressions. Actual results or events may differ materially from those expressed or implied in any forward-looking statements due to various factors, including the risks and uncertainties inherent in clinical trials and product development and commercialization, such as the uncertainty in results of clinical trials for product candidates, the uncertainty of whether the results of clinical trials will be predictive of results in later stages of product development, the risk of delays or failure to obtain or maintain regulatory approval, the risk of failure of the third parties upon whom MediciNova relies to conduct its clinical trials and manufacture its product candidates to perform as expected, the risk of increased cost and delays due to delays in the commencement, enrollment, completion or analysis of clinical trials or significant issues regarding the adequacy of clinical trial designs or the execution of clinical trials and the timing, cost and design of future clinical trials and research activities, the timing of expected filings with the
FDA, MediciNova’s failure to execute strategic plans or strategies successfully, MediciNova’s collaborations with third parties, MediciNova’s ability to integrate its two ibudilast development programs and to pursue discussions with potential partners to secure a strategic collaboration to advance the clinical development of the combined development program, the availability of funds to complete product development plans and MediciNova’s ability to raise sufficient capital when needed, or at all, MediciNova’s ability to comply with the covenants in its financing agreements, intellectual property protection, and the other risks and uncertainties described in MediciNova’s filings with the
Securities and Exchange Commission, including MediciNova’s annual report on Form 10-K for the year ended
December 31, 2010 and its subsequent periodic reports on Forms 10-Q and 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of February 14, 2012. MediciNova disclaims any intent or obligation to revise or update these forward-looking statements.

© MediciNova, Inc. 2012
MediciNova Overview:
•
Founded in September 2000
•
Headquartered in San Diego, CA, with an additional office in Tokyo, Japan
•
Dual listing on NasdaqGM as MNOV
and Osaka Securities Exchange as 4875
•
$39.2 million market cap (NasdaqGM) as of 2/14/2012 (aggregate value of 18.3 million shares outstanding of common + preferred on an as converted basis)
In-Licensed Clinical Stage Compounds:
•
Unique access to differentiated, potentially high-value assets primarily from Japanese alliances (Kissei, Kyorin, Mitsubishi Tanabe Pharma, Meiji)
New Approaches to Treat Serious Medical Conditions:
•
Bedoradrine Sulfate (MN-221): Intravenous (IV)
treatment for exacerbations of asthma
and chronic obstructive pulmonary disease (COPD)
•
Ibudilast (MN-166/AV411): Oral treatment for progressive multiple sclerosis, neuropathic pain, and drug addiction

Corporate Overview:
MediciNova, Inc.

© MediciNova, Inc. 2012

In-License:
•
Novel, small-molecule product candidates with significant clinical or preclinical data packages and attractive market opportunities
Conduct Proof-of-Concept Clinical Trials:
•
Conduct Phase 1 and Phase 2 clinical trials to demonstrate
safety and efficacy of compound
Two Pathways After Phase 2 (Proof-of-Concept):
1.
Internal development of compound towards commercialization in
North America
2.
Seek partnership for further development of compound ex U.S.
Business Model:
Return On Investment

© MediciNova, Inc. 2012
Product Candidates Preclinical Phase 1 Phase 2 Phase 3
Bedoradrine Sulfate (MN-221) Program
Acute Exacerbations of Asthma
Exacerbations of COPD
Preterm Labor
Ibudilast (MN-166/AV11) Program
Progressive Multiple Sclerosis
Neuropathic Pain
Drug Addiction
Asthma, IC, Cancer, GAD, OAB, Thrombosis
Commercially-Attractive
Diversified Portfolio

Non-Core Programs
(Various stage of development – available for out-licensing)

© MediciNova, Inc. 2012

Significant Milestones
*Anticipated completion dates based on current projections
**Tentative based on availability of non-dilutive financing
Milestone: Timeline*:
Complete an Equity Raise ($~7.9M net) 1Q, 2011
Commence Enrollment in Phase 1 Ibudilast trial for  Meth. addiction 2Q, 2011
Sign Chinese Joint-Venture for MN-221 2Q, 2011
Commence Enrollment in Phase 2 Ibudilast trial for MOH Pain 3Q, 2011
Complete Equity Raise and Funding from Kissei ($10M) 4Q, 2011
Top-line Results from Phase 2b MN-221 CL-007 Acute Asthma Trial 1Q, 2012
Top-line Results from Phase 1b Multi-Dose Trial in COPD 2Q, 2012
Plan to Initiate Phase 2b Clinical Program for Ibudilast (MS /Pain) 2H, 2012**

MN-221: • Acute Exacerbations of Asthma • Exacerbations of COPD

© MediciNova, Inc. 2012

Acute Exacerbations of Asthma (AEA)
Definition:
•
Long-lasting and severe asthma episode that is not responsive to initial bronchodilator or corticosteroid therapy
Market Opportunity*:
•
Approximately 1.9 million annual emergency room visits in the U.S.
•
~500,000 annual hospitalizations in U.S. (~560,000 in UK/Spain/Germany/France/Italy)
•
Average length of stay for asthma hospitalization is 3.3 days
•
Average cost for asthma hospitalization is $6,477
Current Standard of Care (SOC):
•
Inhaled beta agonists, inhaled anticholinergics, and IV or oral corticosteroids
•
Current Treatments are limited by Bronchoconstriction (Insufficient air flow due to inflammation and airway constriction prevents inhaled drug uptake in the lungs) and Mucus
Plug Formation (Persistent airflow limitation due to mucus secretion
*Source:  National Center for Health Statistics / CDC, WHO website, “Core Health indicators”, 2007 National Hospital Discharge Survey,
IMS Health’s Disease and Condition Benchmarks – PharMetrics Integrated Database, 1/2007 – 12/2008

© MediciNova, Inc. 2012

A COPD exacerbation is a sustained worsening of the
patient's condition, from the stable state and beyond
normal day-to-day variations, that is acute in onset.
COPD exacerbations are associated with a significant
increase in mortality, hospitalization and healthcare
utilization.
COPD Exacerbations
COPD patients are generally more ill than asthmatics with
overall higher hospitalizations and mortality.
COPD
Discharged
Hospitalized
72%
28%
1,900
Asthma
52%
48%
1,500
Hospitalization rates amongst
Asthma and COPD patients
Thousands
Source: CDC, CDC COPD surveillance in U.S. 2000; US Census; American Lung Association website
*For COPD pts. with anemia; for pts. w/o anemia the stay is ~5.8 days at a cost of ~$25K
1.5 million hospital emergency department visits
765,000 hospitalizations
Average length of stay 7.4 days*
Average cost ~$32,000*
119,000 deaths

© MediciNova, Inc. 2012
MN-221:  A novel, highly selective     - adrenergic receptor agonist
Potential advantages over current therapy:
1. Improved Efficacy
•
Route of administration (IV vs. inhalation)
2. Improved Safety
•
High selectivity for     receptor versus
•
Partial agonist for   receptor*
3. Reduced Health Care Expenses
•
Reduction in hospitalizations
10
MN-221: A New Approach to Treating
Acute Exacerbations (Asthma & COPD)
receptors are primarily responsible for cardiovascular stimulation

© MediciNova, Inc. 2012
*Source:  Weber, Silverman et al,
American Journal of Medicine, 2002,
Volume 113; pp 371
11
Acute Asthma Treatment Flow in
Emergency Departments (EDs) in the U.S.
965,000
935,000
935,000
410,000
525,000
525,000
Input:
1,900,000 patients
with acute
exacerbations of
asthma present at
U.S. EDs annually
1
st
line therapy in ED:
Patients receive SOC,
many while in the
waiting room
2
nd
line therapy in ED:
Patients  who do not
initially respond continue
receiving SOC
Large Market
Opportunity for MN-221
1,900,000
1,900,000
Hospitalization:
Patients  who do not
respond to SOC are
eventually hospitalized
COST ~ $6,477/patient
Patients who respond
to initial therapy and
are discharged
Patients who
eventually respond to
standard therapy and
are discharged

© MediciNova, Inc. 2012
•
Randomized, placebo-controlled, double-blind, multi-center
Phase 2 clinical trial
•
Up to 170 - 200 patients with severe, acute exacerbations of asthma
(FEV
1
50% predicted) at multiple US emergency department sites
•
Two treatment groups of up to 85-100 patients/group
• 1,200µg infusion of MN-221 over 1hr (600µg in first 15 minutes followed by 600µg in next 45 minutes) + Standard-of-Care
• Standard-of-Care alone + placebo infusion
Enrollment almost complete; top-line results expected 1Q, 2012
MN-221-CL-007:
Ongoing Phase 2b Trial

© MediciNova, Inc. 2012
MN-221 CL-007
Efficacy Endpoints
13
MN-221 Asthma Clinical Endpoints
for CL-007 Phase 2b Trial
1 2 3
FEV
1
Area Under the Curve (AUC) of
the change from baseline in FEV
1
(% predicted) during the 3-hour
Treatment Period
Reduction in Hospital
Admissions
Clearly-recognized Clinical and
Pharmacoeconomic Benefit
Improvement in Clinical
Signs of Asthma
- Respiratory Rate
- Accessory Muscle Use
- Supplemental Oxygen Use

© MediciNova, Inc. 2012
•
Randomized, placebo-controlled, double-blind, Phase 1b clinical trial
•
20 stable moderate-to-severe COPD patients (30% FEV
1
80%)
•
Two treatment groups
• 1,200µg infusions of MN-221 every 12 hours (15 pts.) for 3 days
• Placebo (5 pts.)
•
Primary objective is to determine the safety and tolerability of MN-221 compared to placebo when administered multiple times over several days in COPD patients who may also have co-morbidities
and concomitant medications common in
this population.
•
Secondary endpoint is to evaluate pharmacokinetics and preliminary efficacy of repeated administration of MN-221 in COPD patients
Top-line results expected 2Q, 2012
MN-221-CL-012:
Ongoing Phase 1b Trial

© MediciNova, Inc. 2012
MN-221 Clinical Development
Acute Asthma Program:
•
Multiple doses tested at infusion length of
15min, 1hr, and 2hr
•
Completed 2 trials in asthmatics with
stable disease
•
CL-004
•
CL-005
•
Completed Phase 2a trial in patients with
AEA in the ED
•
CL-006
•
Ongoing Phase 2b proof-of-concept study
in patients with AEA in ED
•
CL-007
•
Phase 3 trials – N. & S. Hemisphere
COPD Program:
•
Multiple doses tested at 1 hour infusion
•
Completed 1 trial in COPD patients with
stable disease
•
CL-010
•
Initiating screening in multi-dose trial in
patients with stable COPD
•
CL-012
•
Efficacy and Safety data will
also be very useful in further
development of MN-221 for
acute asthma
15
(23 patients)
(17 patients)
(29 patients)
(~170-200 pts.)
(48 patients)
(20 patients)

© MediciNova, Inc. 2012 MN-221 Potential Development 2012 2013 2014 2015 2011 Other Indications? 2016

MN-221: Market Opportunity and Patent Summary

© MediciNova, Inc. 2012

MN-221 Market Opportunity*
Market Acute Asthma
COPD
Exacerbations
US
$375-400 million $380-420 million
Europe
$200-300 million $200-300 million
Rest of World
$150-250 million $150-250 million
Worldwide
MN-221 Sales Potential
$725-950 million $730-970 million
Combined Worldwide
MN-221 Sales Potential
$1.5-1.9 Billion
Source: Physician interviews, team analysis
*Prices in today’s dollars, do not reflect any price increases which may be implemented
*Assumes a conservative price per dose target ~$550/dose

© MediciNova, Inc. 2012 19 Pharmacoeconomic Benefit: Price of MN-221 vs. % Hospitalizations Source: Guidepoint Global survey of Medical Directors at U.S. managed care companies

© MediciNova, Inc. 2012
MN-221 Patent Summary
•
The U.S. patent for MN-221 has composition of matter and method of use claims and is set to expire no earlier than February 2017
•
Corresponding composition of matter patents in various other countries
•
U.S. patent expiration does not include Waxman-Hatch patent term restoration (industry average = 4.5 years)
•
Waxman-Hatch grants 5 years of exclusivity from approval in the U.S. (We anticipate this along with pediatric exclusivity and ANDA review time will give us at least 7.0 years of exclusivity)
•
Exclusivity in Europe is 10 years for first approval of new chemical entities
•
In addition, MediciNova has filed multiple patent applications related to
MN-221 which if granted, could protect MN-221 until at least 2030

Ibudilast (MN-166/AV-411): • Progressive Multiple Sclerosis • Neuropathic Pain • Addiction

© MediciNova, Inc. 2012

Ibudilast
•
Oral administration
•
Safe and well tolerated
•
Approved in Japan/Korea over 3.2M patient exposures
•
>420 subjects treated with ibudilast
•
Dosing up to 100 mg single dose
•
Mechanism(s) of action primarily:
•
Inhibition of macrophage Migration Inhibitor Factor (MIF)
•
PDE-4,10 inhibition
•
Attenuation of glial cell activation
Clinical Safety & Preliminary Efficacy Established
•
Phase 2 multiple sclerosis proof-of-concept study
•
Efficacy on disease progression endpoints validated at 60 mg/d
•
Phase 1 dosing to 100 mg/d
•
Phase 1b/2a trial in diabetic neuropathic pain
•
Phase 1b/2a clinical trial in opioid withdrawal & analgesia
Ibudilast Overview

© MediciNova, Inc. 2012
1Q 2012 2Q 2012 3Q 2012 4Q 2012
Ibudilast (MN-166/AV11) Program
Ibudilast (MN-166/AV11) Program
Progressive MS* / Neuropathic Pain*
Phase 2b Trial (POC)
Opioid Dependence
Columbia University – Phase 2a Trial
Medication Overuse Headache Pain
Univ. Adelaide – Phase 2a Trial
Methamphetamine Addiction
UCLA – Phase 1b Trial
Ibudilast – Ongoing and Future
Development

*Pending Grant / Partner Funding *Pending Grant / Partner Funding

© MediciNova, Inc. 2012
•
Collaboration with Development Partner:
1.
Advance to Phase 2b Proof-of-Concept in MS and/or Pain
2.
Provide competitive economics for first in class therapy
3.
Could be collaboration through:
i.
Pharma partner
ii.
Project financing
iii.
Shared-risk with competitive CRO agreement
•
Sustain NIDA-sponsored Drug Addiction Development
•
Potential for Gov’t and MS Society consortium funding of Phase 2 POC Trial
•
Consider Investigator-sponsored Neurological Trials

Strategy for Ibudilast’s Development

© MediciNova, Inc. 2012

Patent/Commercial Overview
Method of Use
MS
Neuropathic
Pain
Composition of Matter
AV1013
AV1013
Enantiomer
Key:
Exp. 2018
Exp. 2025
Exp. 2027
MIF Inh.
screen
Exp. 2027
Acute & Sub-
chronic Pain
Addiction
Exp. 2026
Progressive MS
Exp. 2029
Issued or
Allowed
Exp. 2027
Exp. 2028
Pending
MOH Pain
Anxiety - Traumatic
Brain Injury/PTSD
Ibudilast +
Immunomodulator
for MS
2
nd
Generation
Analogs

© MediciNova, Inc. 2012

Leadership
Years
Experience
Background
Yuichi Iwaki, MD, PhD Yuichi Iwaki, MD, PhD
CEO & President
35 Professor at USC, formerly Professor at  University
of Pittsburgh; Advisor to JAFCO, Tanabe
Michael Coffee Michael Coffee
Chief Business Officer
26 Avigen, Amarin Corp., Elan Pharmaceuticals, N.A.,
Athena Neurosciences
Kirk Johnson, Ph.D. Kirk Johnson, Ph.D.
Chief Scientific Officer
21 Avigen, Genesoft Pharmaceuticals, Chiron
Corporation (Novartis - San Francisco)
Masatsune Okajima, CMA Masatsune Okajima, CMA
VP, Head of Japanese Office
19 Daiwa Securities SMBC, Sumitomo Capital
Securities, Sumitomo Bank
Kazuko Matsuda, M.D., Ph.D., MPH Kazuko Matsuda, M.D., Ph.D., MPH
Chief Medical Officer
20 Assistant Professor USC, Keck School of Medicine;
Children’s Hospital Los Angeles.
Michael Gennaro, CPA, MBA Michael Gennaro, CPA, MBA
Chief Financial Officer
37 Partner at FLG Partners, Sylantro Systems, Inverse
Network Technology, Novell, Piiceon, Verticom
Management Team with
Global Experience

© MediciNova, Inc. 2012

Financial Overview
•
~18.3 million shares outstanding of common + preferred on an as converted basis
•
Cash Runway into 2013
•
$2.5 million additional payment from Kissei
•
$7.5 million raised in private stock sale to Kissei Pharmaceutical Co., Ltd.
•
$8.7 million in cash & cash equivalents as of 9/30/2011
•
Financial Resources:
Kissei purchased 800,000 shares common stock at $2.50/share
Kissei purchased 220,000 shares Series B preferred stock at $25.00/share
(convertible to common at 1:10 ratio)
•
•
MediciNova to expand MN-221 program in asthma and COPD
•
+$10 million raised through equity sale and non-dilutive funding by Kissei in 4Q, 2011

© MediciNova, Inc. 2012

MediciNova Corporate Summary
*Anticipated completion dates based on current projections
1. Top-Line Results from CL-007 Trial
2. Top-Line Results from CL-012 Trial
3. Announce Plan for Ibudilast
Raised ~$18M in 2011
Cash Runway into 2013
Clinical development expertise
Strong international presence, especially Japan
Large and small pharma/biotech experience

Addendum Data from Completed Trials MN-221 Ibudilast (MN-166/AV411)

MN-221: Data from Completed Trials •Asthma Program: CL-004, CL-005, CL-006 •COPD Program: CL-010 •Safety Review

MN-221 Clinical Results Improved Lung Function at Different Dosing Levels: Stable Asthmatics 31 CL-004: Stable Mild/Moderate Asthmatics CL-005: Stable Moderate/Severe Asthmatics

MN-221 Clinical Results
Improved Lung Function and Clinical Outcome
Above and Beyond Standard of Care (SOC)
Mean change in FEV
1
from baseline was 5.3%
higher in the MN-221 dose groups versus the
placebo group
MN-221 reduced the hospitalization rate by 45%
32
SOC + placebo
SOC + placebo
14.0%
8.7%
46%
25%
MN 221 + SOC
MN 221 + SOC
- -
0%
2%
4%
6%
8%
10%
12%
14%
16%
0%
10%
20%
30%
40%
50%
Mean FEV1
Change from Baseline (Hour 5)
MN-221 (all dose groups) + SOC
vs. SOC + placebo
Hospitalization Rate:
MN-221 (all dose groups) + SOC
vs. SOC + placebo
CL-006: Patients Suffering from Acute Exacerbation of Asthma in Emergency Department

33 MN-221 Clinical Results Improved Lung Function at Different Dosing Levels: COPD Patients CL-010: Stable Moderate/Severe COPD Patients

•
MediciNova has preclinical data and clinical data which demonstrates the safety of MN-221.
•
In summary, we have not seen clinically significant safety concerns with
MN-221 and it has been tested in ~300 subject to date.
•
In the ongoing CL-007 trial our Data Safety Monitoring Board has reviewed safety data for 148 patients with no concerns for continued enrollment.
•
According to interviews of emergency room physicians, less-selective injectable beta agonists such as epinephrine and terbutaline are not commonly used to treat acute asthma. The main reason they are not used more often is due to safety concerns, particularly cardiovascular side effects.
MN-221 Safety Review

© MediciNova, Inc. 2012

Safety Data: MN-221-CL-006
Mean Heart Rate - Change from Baseline

* All patients received Standard of Care including inhaled albuterol, inhaled ipratropium, and steroids.
Note:  Baseline heart rate: 90 bpm for placebo, 95 bpm for 240µg, 103 bpm for 450µg, and 119 bpm for 1000-1080 µg
Source: Draft Clinical Study Report No. MN-221-CL-006
© MediciNova, Inc. 2012

© MediciNova, Inc. 2012

Human -Adrenergic Receptor
Selectivity
Test Drug
1
IC
50
(M)
2
IC
50
(M)
2
-Adrenoceptor Selectivity
(IC
50
for
1
/ IC
50
for
2
)
Levalbuterol 7.40E-06 1.40E-06 5.3
Albuterol 9.40E-06 1.60E-06 5.9
Terbutaline 6.00E-05 6.50E-06 9.2
MN-221 5.90E-06 1.40E-07 42.4

© MediciNova, Inc. 2012
•
MN-221-CL-004: Evaluation of MN-221 (bedoradrine), a Novel, Highly Selective Beta2-Adrenergic
Receptor Agonist in Mild to Moderate Asthma via Intravenous Infusion (Poster #145)
•
MN-221-CL-005: Comparison of Administration Rates of MN-221 (bedoradrine), a Novel, Highly
Selective Beta2 Receptor Agonist in Patients with Stable Moderate to Severe Asthma (Poster #143)
•
MN-221-CL-006: Reduced Hospital Admission and Improved Pulmonary Function Following
Intravenous MN-221 (bedoradrine), a Novel Highly Selective Beta2-Adrenergic Receptor Agonist,
Adjunctive to Standard of Care in Severe Acute Exacerbation of Asthma (Poster #144)
•
Pharmacokinetic (PK) and Pharmacodynamic (PD) Modeling and Simulation Support the Novelty of
MN-221, a Highly-Selective Beta2-Adrenergic Agonist for Treatment of Acute Asthma (Poster #146)
•
MN-221 FY08-065: Cardiovascular Effects of i.v. MN-221 (bedoradrine) Administered with Nebulized
Albuterol in Dogs (Poster #147)
•
Pharmacokinetics and Pharmacodynamics of MN-221,
a Novel Highly-Selective Beta2-Adrenergic
Agonist for Treatment of Acute Chronic Obstructive Pulmonary Disease (Poster #685)
•
MN-221-CL-010: Intravenous MN-221, a Novel, Highly Selective Beta2 Adrenergic Receptor Agonist,
Improves Lung Function in Stable Moderate to Severe Chronic Obstructive Pulmonary Disease (COPD)
Patients (Poster #686)
*Posters available on MediciNova website at www.medicinova.com
MN-221: CHEST Posters (Nov. 2010)*

Ibudilast (MN-166/AV411): Data from Completed Trials Multiple Sclerosis Program Neuropathic Pain Program Drug Abuse/Addiction Program Safety Review

© MediciNova, Inc. 2012
Placebo-controlled, Randomized, Double-blind Phase II Study:
• Year 1 - Placebo, 30 mg/day, 60mg/day
• Year 2 - 30 mg/day, 60mg/day
• 297 patients (~100 patients/group) @ 25 sites in Serbia, Ukraine, Belarus,
Bulgaria and Romania
Key Inclusion Criteria:
• Males or females aged 18 to 55 years, with relapsing remitting (RR) and/or secondary progressive (SP) Multiple Sclerosis with continued relapses;
• One MRI scan taken two weeks prior to treatment start using a standardized MRI protocol with at least one Gd-enhancing lesion;
• An Expanded Disability Status Scale (EDSS) score of 5.5 or less at the screening and baseline visits.
Safety Profile:
• 89% (264 of 297) of subjects completed the first 12 months of the study
• 82.5% (245 of 297) of subjects completed the full 24 months of the study
• Adverse effects reported more frequently in MN-166-treated than placebo-treated subjects:  GI effects & depression
Multiple Sclerosis Clinical Study:
Multiple Sclerosis Clinical Study:
MN-166-CL-001
MN-166-CL-001

P-Value:
0.04
P-Value:  0.035
MN-166-CL-001 Study Results
P-Value:
0.026
P-Value:  0.004
P-Value:  0.09
P-Value:  0.08
Note:  P-values listed on this slide compare placebo group to 60mg/day group of MN-166
Indicative of Potential Neuroprotective Effect:
•
Reduced brain volume loss
•
Reduced conversion of acute lesions to persistent black holes
•
Sustained disability progression was significantly less likely (~50%)
Acute Clinical Benefit:
•
Prolong time to relapse (by 127 days.)
•
Annualized relapse rate
Protocol-Defined Primary Endpoint (Surrogate Endpoint):
•
No significant reduction in the cumulative number of active (gadolinium-enhancing (T1)
and non-enhancing new/enlarging (T2)) lesions on cranial MRI scans over 12 months of treatment was observed
•
Positive trends were observed in volume of
gadolinium-enhancing (T1) lesions
© MediciNova, Inc. 2012

MN-166-CL-001:
Efficacy Review (One Year)
Endpoints Indicative of Disease Modifying Effect (Chronic aspects of MS):
Endpoints Relating to Acute Clinical Benefit:
Brain Volume Loss
Progression to PBH
EDSS progression
0
0.4
0.8
1.2
1.6
2
0 20 40 60 80 100
Dose (mg/d)
0
0.1
0.2
0.3
0.4
0 20 40 60 80 100
Dose (mg/d)
0
2
4
6
8
10
0 20 40 60 80 100
Dose (mg/d)
0 20 40 60 80 100
Dose (mg/d)
Time to 1st Relapse
20
30
40
50
60
70
80
90
0 20 40 60 80 100
Dose (mg/d)
% Relapse Free After One Year
: Statistically
significant
0
100
200
300
400
500
600
700
© MediciNova, Inc. 2012

© MediciNova, Inc. 2012

Secondary Progressive MS –
Subset Analysis
Treatment Group (patient n)
Subset of
MS Patients:
Placebo
30 mg/day
Low Dose Group
60 mg/day
High Dose Group
% Brain
Volume
Change
% Brain
Volume
Change
Magnitude of
Effect
% Brain
Volume
Change
Magnitude of
Effect
RRMS -1.2 (81) -1.1 (69) 8% less -0.8 (75) 33% less
SPMS -1.0 (3) -0.7 (4) 30% less -0.4 (2) 60% less
Next Steps for Progressive MS:
Two-year Phase 2 in Progressive MS - month 12 data.  Potential first-in-class, once- or twice-daily oral well-tolerated drugs with established endpoints.  Draft protocols, costs, and trial operations completed.

© MediciNova, Inc. 2012

Diabetic Peripheral Neuropathic
Pain Study:  AV411-010
Design: Two-center (Australian), Phase 1b/2a, randomized, double-blind, placebo-controlled, parallel-group study.
Subjects:
•
Patients, aged 18 to 75 years, with painful diabetic peripheral neuropathy (DPN) or complex regional pain syndrome (CRPS) of 6 months duration and screening VAS score 4 cm on a
10 cm scale
•
29 subjects:  19 active, 10 placebo
Dosing:
•
20 mg BID (n=4), 20 mg TID (n=4),  40 mg BID (n=11)
•
AV411 added
to patients’
standard medication regimen for DM and pain
Study objectives:
•
Establish safety/tolerability & PK in intended patient population
•
Explore potential efficacy endpoints

© MediciNova, Inc. 2012 Reduction Observed in Opioid Usage 44

© MediciNova, Inc. 2012

Greater % of “Responders” Above
Ibudilast Plasma Thresholds
Plasma Ibudilast Parameter
VAS ‘Responder’ %
AUC
0-24h
> 1000 ng*hr/mL 60%
< 1000 ng*hr/mL 25%
C
max
> 60 ng/mL 64%
< 60 ng/mL 14%
C
min
> 27 ng/mL 55%
< 27 ng/mL 29%
Next Steps for Neuropathic Pain:
Twelve week Phase 2 DPN trial. Potential first-in-class, once- or twice-daily oral well-tolerated drug with established endpoints.  Draft protocols, costs and trial operations completed.

© MediciNova, Inc. 2012
•
Recent validation of CNS action in opioid withdrawal & analgesia
•
Ongoing Methamphetamine interaction Phase 1b
•
Opioid self-administration Phase 2a initiating
•
Ongoing Phase 2a Medication Overuse Headache Pain trial
•
Randomized, double-blind, placebo-controlled, investigator-initiated (Dr. Pail Rolan at
Univ. of Adelaide, Australia; reduced headache index, acute medication (codeine) use and headache impact on Quality of Life (QOL); 8-week trial + follow-up; n = 20 patients each at placebo vs. 80 mg/day of MN-166
•
Acquired rights to treatment of post-traumatic brain injury (TBI)
•
Led by the research of Daniel Barth, Ph.D., Professor of Neuroscience and
Psychology at CU-Boulder, ibudilast demonstrated significant efficacy in a model of post-TBI anxiety, one of the most common disorders caused by TBI.
Investigator-Led Development

Ibudilast - References 47 © MediciNova, Inc. 2012